POWER OF ATTORNEY


Each of the undersigned,
being a person required
to file a statement
under Section 16(a) of
the Securities Exchange
Act of 1934, as amended
(the '1934 Act'), with
respect to Guggenheim
Build America Bonds
Managed Duration Trust,
a Delaware statutory
trust, hereby
authorizes, designates
and appoints Kevin M.
Robinson and Mark E.
Mathiasen to act as
attorney-in-fact to
execute and file
statements on Form 3,
Form 4 and Form 5 and
any successor forms
adopted by the
Securities Exchange
Commission, as required
by the 1934 Act and the
Investment Company Act
of 1940, as amended, and
the rules thereunder,
and to take such other
actions as such
attorney-in-fact may
deem necessary or
appropriate in
connection with such
statements, hereby
confirming and ratifying
all actions that such
attorney-in-fact has
taken or may take in
reliance hereon.  This
power of attorney shall
continue in effect until
the undersigned no
longer has an obligation
to file statements under
the section cited above,
or until specifically
terminated in writing by
the undersigned.

This Power of Attorney may
be exectued in multiple
counterparts, each of which
shall be deemed an origianl,
but which taken together
shall constitute one instrument.

IN WITNESS WHEREOF,
each of the undersigned has
duly executed this Power of
Attorney on the 23rd day
of September 2010.




Signature

/s/  Randall C. Barnes
-------------------------

/s/  Roman Friedrich III
--------------------------

/s/  Ronald A. Nyberg
--------------------------

/s/  Ronald E. Toupin, Jr.
--------------------------

/s/  Robert B. Karn III
--------------------------

/s/  J. Thomas Futrell
--------------------------

/s/  Steven M. Hill
--------------------------

/s/  Kevin M. Robinson
--------------------------

/s/  Mark E. Mathiasen
--------------------------

/s/  Bruce Saxon
--------------------------

/s/  Melissa J. Nguyen
--------------------------

/s/  Elizabeth H. Hudson
--------------------------

/s/  James Howley
--------------------------

/s/  Mark J. Furjanic
--------------------------

/s/  Donald P. Swade
--------------------------

/s/  B. Scott Minerd
--------------------------

/s/  James E. Pass
--------------------------


/s/  Bruce Albelda
--------------------------


/s/  Anne Bookwalter Walsh
--------------------------